Exhibit 99.1

Exhibit 99.1

WILLIS GROUP HOLDINGS Fact Book Second Quarter 2012

Willis: A leading global insurance broker Broad range of professional insurance, reinsurance, risk management, financial and human resource consulting and actuarial services Global distribution capabilities to meet risk management needs of middle market and large multinational clients More than 400 offices in 120 countries, with approximately 17,000 employees Strong sales culture and relentless focus on cost control Willis Global Franchise 2011 Commissions and Fees by Segment Willis Subsidiaries and Associates International 30% Global 31% North America 38% 2011 C&F: $3.4 billion 2

2Q 2012 Highlights (2%) reported; 2% Organic C&F growth Global – 5% reported; 7% organic growth Reinsurance up low double-digits, with strong new business growth and benefit from rate Global Specialties up mid single-digits, strong growth in energy and financial solutions Willis Faber & Dumas down low single-digits, impacted by timing International – (6%) reported; 2% organic growth High single-digit growth in Asia and Latin America, mid single-digit growth in Eastern Europe Positive growth in continental Europe and low single-digit decline in UK No significant rate impact North America – (4%) reported; (3%) organic decline; (2%) organic decline ex- Loan Protector Challenging comparisons due to Loan Protector, previously disclosed fraudulent activity in stand alone NA business and one-offs in construction New business up low double-digits Client retention at 91% Positive rate impact offset by lower exposures 3 See important disclosures regarding Non-GAAP measures starting on page 19

2Q 2012 Highlights 21.3% reported operating margin; 20.7% adjusted operating margin Adjusted operating margin down 80 bps from prior year quarter Segment operating margins Global: 33.2% International 16.4% North America: 15.2% Reported EPS of $0.61; Adjusted EPS of $0.59, down $0.02 from prior year Positive $0.06 impact from foreign exchange Continued rollout and focus on revenue initiatives Sales 2.0 WillPlace Share buy back Bought back $37million(a) of shares in 2Q12, $56 million 2012 YTD 4 (a) At settlement date See important disclosures regarding Non-GAAP measures starting on page 19

Strong track record of organic growth

Commissions and fees: $837 million (Q2 2012), with 2% organic growth Average organic growth 2007 – 2011: Willis 3% Peers 0% Annual premiums written: ~$40 billion + Relationships with more than 5,000 insurance carriers worldwide 5 Note: Peer averages are based on Willis estimates using public information regarding insurance brokerage operations of AJG, AON, BRO, MMC See important disclosures regarding Non-GAAP measures starting on page 19 3% 0% 4% -1% 2% -2% 4% -1% 2% 2% 2% 4% 2007 2008 2009 2010 2011 2Q YTD 2012 Willis Peer Average

6 Strong adjusted operating margins Average 2007 – 2011 Willis 23% Peers 20% Note: Peer averages are based on Willis estimates using public information regarding insurance brokerage operations of AJG, AON, BRO, MMC See important disclosures regarding Non-GAAP measures starting on page 19

24$ 19% 21% 19% 22% 21% 23% 21% 23% 20% 27% 22%

2007 2008 2009 2010 2011 2Q YTD 2012

Willis Peer Average

7 ($ millions) Strong cash flow from operations Q2/YTD corporate/non-operating uses of cash Dividends $47 million, $93 million YTD Capex $27 million, $63 million YTD Share buyback $37 million, $56 million YTD 2012 expected corporate/non-operating uses of cash Dividends ~$186 million Capex ~$120 million Share buyback up to $100 million See important disclosures regarding forward-looking statements on page 18 2011 decline driven by Operational Review cash outflow of ~$100m Cash and cash equivalents of $407 million at June 30, 2012

$275 $253 $419 $489 $439 $471

2007 2008 2009 2010 2011 LTM Q2 2012

8 Leverage Ratios Adjusted EBITDA $899 million for LTM through Q2 2012 Debt outstanding $2.4 billion as at June 30, 2012 Continued dedication to reduction of leverage ratio through improved operating performance and effective capital management. (a) Includes impact from acquisition of HRH as of 10/1/2008. See important disclosures regarding Non-GAAP measures starting on page 19

1.8x 3.8x 2.7x 2.5x 2.6x 2.7x

2007 2008(a) 2009 2010 2011 LTM Q2 2012

Debt / Adjusted EBITDA

Capital priorities Reinvest in the business to drive future growth Share buyback Repurchased more than 1 million shares in 2Q12 as part of $100 million authorized share buyback Continue to pay down debt Aim to reduce Debt/EBITDA to low 2x level “Tuck-in” accretive acquisitions Dividend Annual dividend rate of $1.08 per share 9 See important disclosures regarding forward-looking statements on page 18

10 Segment Overviews

11 Willis North America overview Segment overview Extensive retail platform with Top 3 position in all major markets Able to leverage industry and specialty practice group expertise across network Major practice groups include: Employee Benefits (approximately 24% of 2011 North America C&F) Construction (approximately 12% of 2011 North America C&F) Healthcare Real Estate/Hospitality Financial and Executive Risk 120 offices across Seven regions, with 120 offices Other includes Canada and Mexico 2011 commissions and fees – by region 2011 North America C&F: $1.31 billion See important disclosures regarding Non-GAAP measures starting on page 19

Atlantic 20% Western 14% South 16% CAPPS+12% Other 7% Northeast 13% Midwest 18%

12 Segment overview 2011 commissions and fees – by region Willis International overview Retail operations in the United Kingdom & Ireland, Eastern and Western Europe, Asia Pacific, the Middle East, South Africa and Latin America Provide services to businesses locally in over 120 countries; leading positions in UK, Scandinavia, China and Russia Offices designed to grow business locally around the world, making use of the skills, industry knowledge and expertise available within segment and elsewhere in the Group International Employee Benefits generated approximately 12 percent of 2011 International C&F 2011 International C&F: $1.03 billion See important disclosures regarding Non-GAAP measures starting on page 19

UK 23%

Latin America 15% Australasia 8% Asia 9% Eastern Europe 6% Europe 39%

13 Segment overview 2011 commissions and fees – by business Willis Global overview Reinsurance Willis Re One of only three global reinsurance brokers Significant market share in major markets, particularly marine and aviation Cutting edge analytical and advisory services, including Willis Research Network Complete range of transactional capabilities including, in conjunction with Willis Capital Markets & Advisory, risk transfer via the capital markets 2011 Global C&F: $1.07 billion See important disclosures regarding Non-GAAP measures starting on page 19 Aerospace/ Inspace 9% Marine 8% Construction 3% Energy 5% Finex 6% Willis Faber & Dumas 17% Reinsurance 45% Other 7%

Willis Global overview (continued)

Segment overview

Global Specialties

Strong global positions in

- **Aerospace/Inspace**
- **FINEX and Financial Solutions** – political risks and UK financial institutions
- **Marine**
- **Energy**
- **Construction**

Willis Faber & Dumas includes

Faber & Dumas - wholesale brokerage including:

- Glencairn Limited - provides access to London & Bermuda markets
- Niche – Fine Art, Jewelry and Specie, Bloodstock and Kidnap & Ransom

Global Markets International - provides access for retail clients to global markets

Willis Capital Markets & Advisory

- Advises on M&A and capital markets products

2011 commissions and fees



Aerospace / Inspace 10%
Marine 8%
Construction 3%
Energy 5%
Finex 6%
Other 7%
Willis Faber & Dumas 17%
Reinsurance 45%

2011 Global C&F: $1.07 billion

Willis 14

See important disclosures regarding Non-GAAP measures starting on page 19

15 Appendix

16 See important disclosures regarding forward-looking statements on page 18 The Willis Cause

The Willis Cause We thoroughly understand our clients’ needs and their industries. We develop client solutions with the best markets, price and terms. We relentlessly deliver quality client service. We get claims paid quickly. …With integrity.

17 Delivering the Willis Cause See important disclosures regarding forward-looking statements on page 18 Our goal is to deliver the Willis Cause—our value proposition to clients – more consistently and efficiently. Initiatives include: Client Advocates to deliver all aspects of the Cause to clients Growing new business through: Global Solutions to grow our share of the Global 1,220 accounts Sales 2.0, our industry focused middle market sales initiative Recruiting talent Delivering the best markets, price & terms for our clients: WillPlace Willis Quality Index Continue implementation of target operating models Service & claims metrics to focus resources on client delivery Continually orienting our culture around Delivering the Willis Cause

18 Important disclosures regarding forward-looking statements This presentation contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this document that address activities, events or developments that we expect or anticipate may occur in the future, including such things as our outlook, potential cost savings and accelerated adjusted operating margin and adjusted earnings per share growth, future capital expenditures, growth in commissions and fees, business strategies, competitive strengths, goals, the benefits of new initiatives, growth of our business and operations, plans, and references to future successes are forward-looking statements. Also, when we use the words such as ‘anticipate’, ‘believe’, ‘estimate’, ‘expect’, ‘intend’, ‘plan’, ‘probably’, or similar expressions, we are making forward-looking statements. There are important uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained in this document, including the following: regulatory conditions on our global business operations; the impact of current financial market conditions on our results of operations and financial condition, including as a result of those associated with the current Eurozone sovereign debt crisis, any insolvencies of or other difficulties experienced by our clients, insurance companies or financial institutions; our ability to implement and realize anticipated benefits of the 2011 Operational Review or any revenue generating initiatives; volatility or declines in insurance markets and premiums on which our commissions are based, but which we do not control; our ability to continue to manage our significant indebtedness; our ability to compete effectively in our industry, including the impact of our refusal to accept contingent commissions from carriers in the non-Employee Benefit areas of our retail brokerage business; material changes in commercial property and casualty markets generally or the availability of insurance products or changes in premiums resulting from a catastrophic event, such as a hurricane; our ability to retain key employees and clients and attract new business; the timing or ability to carry out share repurchases and redemptions; the timing or ability to carry out refinancing or take other steps to manage our capital and the limitations in our long-term debt agreements that may restrict our ability to take these actions; any fluctuations in exchange and interest rates that could affect expenses and revenue; the potential costs and difficulties in complying with a wide variety of foreign laws and regulations and any related changes, given the global scope of our operations; rating agency actions that could inhibit our ability to borrow funds or the pricing thereof; a significant decline in the value of investments that fund our pension plans or changes in our pension plan liabilities or funding obligations; our ability to achieve the expected strategic benefits of transactions; the impairment of the goodwill of one of our reporting units, in which case we may be required to record significant charges to earnings; our ability to receive dividends or other distributions in needed amounts from our subsidiaries; changes in the tax or accounting treatment of our operations; any potential impact from the US healthcare reform legislation; our involvements in and the results of any regulatory investigations, legal proceedings and other contingencies; underwriting, advisory or reputational risks associated with non-core operations as well as the potential significant impact our non-

core operations (including our Loan Protector operations) can have on our financial results; our exposure to potential liabilities arising from errors and omissions and other potential claims against us; and the interruption or loss of our information processing systems or failure to maintain secure information systems. The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results. For additional information see also Part I, Item 1A “Risk Factors” included in Willis’ Form 10-K for the year ended December 31, 2011, and our subsequent filings with the Securities and Exchange Commission. Copies are available online at http://www.sec.gov or on request from the Company. Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included in this presentation, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved. Our forward- looking statements speak only as of the date made and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation may not occur, and we caution you against unduly relying on these forward-looking statements.

19 This presentation contains references to “non-GAAP financial measures” as defined in Regulation G of SEC rules. We present these measures because we believe they are of interest to the investment community and they provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent on a generally accepted accounting principles (GAAP) basis. These financial measures should be viewed in addition to, not in lieu of, the Company’s condensed consolidated income statements and balance sheet as of the relevant date. Consistent with Regulation G, a description of such information is provided below and a reconciliation of certain of such items to GAAP information can be found in our periodic filings with the SEC. Our method of calculating these non-GAAP financial measures may differ from other companies and therefore comparability may be limited. Important disclosures regarding Non-GAAP measures Adjusted earnings per share (Adjusted EPS) is defined as adjusted net income per diluted share. Adjusted net income is defined as net income, excluding certain items as set out on pages 22 and 23. Adjusted operating income is defined as operating income, excluding certain items as set out on pages 20 and 21. Adjusted operating margin is defined as the percentage of adjusted operating income to total revenues. Adjusted EBITDA is defined as Adjusted operating income, excluding depreciation and amortization as set out on pages 24 and 25 Organic commissions & fees growth excludes: (i) the impact of foreign currency translation; (ii) the first twelve months of net commission and fee revenues generated from acquisitions; (iii) the net commission and fee revenues related to operations disposed of in each period presented; (iv) in North America, legacy contingent commissions assumed as part of the HRH acquisition and that had not been converted into higher standard commission; and (v) investment income and other income from reported revenues, as set out on pages 27 and 28. As a result of the disproportionate impact of the non-core Loan Protector business, we have also provided organic commission and fee growth information in the presentation for both the Company and the North America segment excluding Loan Protector. Reconciliations to GAAP measures are provided for selected non-GAAP measures.

20 Important disclosures regarding Non-GAAP measures (continued) See related footnotes on page 26 Operating Income to Adjusted Operating Income

2007 2008 2009 2010 2011

(In millions) FY FY FY FY FY

Operating Income $620 $503 $690 $753 $566

Excluding:

2011 Operational review (a)———180

FSA regulatory settlement (b)———11

Write-off of uncollectible accounts receivable and———22

legal fees (d)

Venezuela currency devaluation (f)—— 12 -

Net (gain)/loss on disposal of operations(2) -(13) 2(4)

Salaries and benefits—severance costs (g)—24——

Salaries and benefits – other (h)—42——

HRH integration costs (i)—5 18—-

Other operating expenses (j)—26——

Accelerated amortization of intangibles assets (k)—- 7—-

Redomicile costs (l)—- 6—-

Adjusted Operating Income $618 $600 $708 $767 $775

Operating Margin 24.0% 17.8% 21.2% 22.6% 16.4%

Adjusted Operating Margin 24.0% 21.2% 21.8% 23.0% 22.5%

21 Important disclosures regarding Non-GAAP measures (continued) Operating Income to Adjusted Operating Income See related footnotes on page 26

2011 2012

(In m illions ) 1Q 2Q 3Q 4Q 1Q 2Q YTD

Operating Income $239 $156 $90 $81 $317 $179 $496

Excluding:

2011 Operational review charge (a) 97 18 15 50——

FSA regulatory settlement (b)—11———-

Write-off of uncollectible accounts receivable and

legal fees (d)—— 22 13—13

Net (gain)/loss on disposal of operations(4)————

Insurance recovery (e)———-(5)(5)

Adjusted Operating Income $332 $185 $105 $153 $330 $174 $504

Operating Margin 23.7% 18.1% 11.8% 9.9% 31.3% 21.3% 26.7%

Adjusted Operating Margin 33.0% 21.5% 13.8% 18.7% 32.6% 20.7% 27.2%

22 Important disclosures regarding Non-GAAP measures (continued) Net Income to Adjusted Net Income See related footnotes on page 26

2007 2008 2009 2010 2011

(In millions, except per share data) FY FY FY FY FY

Net Income $409 $302 $434 $455 $203

Excluding the following, net of tax:

2011 Operational review (a)———128

FSA regulatory settlement (b)———11

Make-whole amounts on repurchase and redemption of Senior

Notes and write-off of unamortized debt costs (c)———131

Write-off of uncollectible accounts receivable and legal fees (d)———13

Net (gain)/loss on disposal of operations(2) -(11) 3(4)

Venezuela currency devaluation (f)—— 12 -

Salaries and benefits—severance programs (g)—17——

Salaries and benefits—other (h)—30——

HRH financing (pre-close) and integration costs (i)—10 13—-

Other operating expenses (j)—19——

Accelerated amortization of intangibles assets (k)—- 4—-

Redomicile costs (l)—- 6—-

Premium on early redemption of 2010 bonds (m)—- 4—-

Adjusted Net Income $407 $378 $450 $470 $482

Diluted shares outstanding 147 148 169 171 176

Net income

per diluted share $2.78 $2.04 $2.57 $2.66 $1.15

Adjusted net income

per diluted share $2.77 $2.55 $2.66 $2.75 $2.74

23 Important disclosures regarding Non-GAAP measures (continued) Net Income to Adjusted Net Income See related footnotes on page 26

2011 2012

(In millions, except per share data) 1Q 2Q 3Q 4Q 1Q 2Q

Net Income $35 $84 $60 $24 $225 $107

Excluding the following, net of tax:

2011 operational review charge (a) 69 12 11 36—-

FSA regulatory settlement (b)—11—— -

Net (gain)/loss on disposal of operations(4)———-

Make-whole amounts on repurchase and redemption of

Senior Notes and write-off of unamortized debt costs (c) 124—1 6—-

Write-off of uncollectible accounts receivable and legal fees (d)—— 13 8 -

Insurance recovery (e)———-(3)

Adjusted Net Income $224 $107 $72 $79 $233 $104

Diluted shares outstanding 174 176 176 176 176 176

Net income

per diluted share $0.20 $0.48 $0.34 $0.14 $1.28 $0.61

Adjusted net income

per diluted share $1.29 $0.61 $0.41 $0.45 $1.32 $0.59

24 Important disclosures regarding Non-GAAP measures (continued) Adjusted EBITDA and Debt/Adjusted EBITDA See related footnotes on page 26

2007 2008 2009 2010 2011

(In millions) FY FY FY FY FY

Operating Income $620 $503 $690 $753 $566

Excluding:

2011 operational review (a)———180

FSA regulatory settlement (b)———11

Write-off of uncollectible accounts receivable and———22

legal fees (d)

Venezuela currency devaluation (f)—— 12 -

Net (gain)/loss on disposal of operations(2) -(13) 2(4)

Salaries and benefits—severance costs (g)—24——

Salaries and benefits – other (h)—42——

HRH integration costs (i)—5 18—-

Other operating expenses (j)—26——

Accelerated amortization of intangibles assets (k)—- 7—-

Redomicile costs (l)—- 6—-

Adjusted Operating Income $618 $600 $708 $767 $775

Add back

Depreciation 52 54 64 63 69

Amortization of intangibles 14 36 93 82 68

Adjusted EBITDA $684 $690 $865 $912 $912

Debt 1,250 2,650 2,374 2,267 2,369

Debt / Adjusted EBITDA 1.8 3.8 2.7 2.5 2.6

25 Important disclosures regarding Non-GAAP measures (continued) Adjusted EBITDA and Debt/Adjusted EBITDA See related footnotes on page 26

2011 2012

(In millions) 1Q 2Q 3Q 4Q 1Q 2Q LTM

Operating Income $239 $156 $90 $81 $317 $179 $667

Excluding:

2011 Operational review charge (a) 97 18 15 50—- 65

FSA regulatory settlement (b)—11———-

Write-off of uncollectible accounts receivable and

legal fees (d)—— 22 13 35

Insurance recovery (e)(5)(5)

Net (gain)/loss on disposal of operations(4)————

Adjusted Operating Income $332 $185 $105 $153 $330 $174 $762

Add back

Depreciation 16 18 17 18 19 19 73

Amortization of intangibles 17 17 18 16 15 15 64

Adjusted EBITDA $365 $220 $140 $187 $364 $208 $899

Debt 2,411

Debt / Adjusted EBITDA 2.7x

26 Important disclosures regarding Non-GAAP measures (continued) Notes to the Operating Income to Adjusted Operating Income reconciliation and Net Income from Continuing Operations to Adjusted Net Income from Continuing Operations reconciliation and Adjusted EBITDA and Debt/Adjusted EBITDA reconciliations (a) $180 million pre-tax charge in FY2011 relating to the 2011 operational review, including $98 million of severance costs relating to the elimination of approximately 1,200 positions in FY2011. (b) Regulatory settlement with the Financial Services Authority (FSA). (c) Make-whole amounts on repurchase and redemption of Senior Notes and write-off of unamortized debt costs (d) Write-off of uncollectible accounts receivable balance, together with associated legal costs, related to a fraudulent overstatement of Commissions and Fees from the years 2004 to 2011, in a stand-alone North America business. (e) Insurance recovery related to previously disclosed fraudulent activity in a stand-alone North America business (f) With effect from January 1, 2010, the Venezuelan economy was designated as hyper-inflationary. The Venezuelan government also devalued the Bolivar Fuerte in January 2010. As a result of these actions, the Company recorded a one-time charge in other expenses to reflect the re- measurement of its net assets denominated in Venezuelan Bolivar Fuerte. (g) Severance costs excluded from adjusted operating income and adjusted net income in 2008 relate to approximately 350 positions through the year ended December 31, 2008 that were eliminated as part of the 2008 expense review. Severance costs also arise in the normal course of business and these charges (pre-tax) amounted to $24 million and $2 million for the years ended December 31, 2009 and 2008, respectively. (h) Other 2008 expense review salaries and benefits costs relate primarily to contract buyouts. (i) 2009 HRH integration costs include $nil million severance costs ($2 million in 2008). (j) Other operating expenses primarily relate to property and systems rationalization. (k) The charge for the accelerated amortization for intangibles relates to the HRH brand name. Following the successful integration of HRH into our North American operations, we announced on October 1, 2009 that our North America retail operations would change their name from Willis HRH to Willis North America. Consequently, the intangible asset recognized on the acquisition of HRH relating to the HRH brand has been fully amortized. (l) These are legal and professional fees incurred as part of the Company’s redomicile of its parent Company from Bermuda to Ireland. (m) On September 29, 2009 we repurchased $160 million of our 5.125 percent Senior Notes due July 2010 at a premium of $27.50 per $1,000 face value, resulting in a total premium on redemption, including fees, of $5 million.

27 Commissions and Fees Analysis Important disclosures regarding Non-GAAP measures (continued) (a) Included in North America reported commissions and fees were legacy HRH contingent commissions of $nil in the second quarter of 2012 compared with $1 million in the second quarter of 2011 and $1 million in the first six months of 2012 compared with $4 million in the first six months of 2011. 2012 2011 Change Foreign currency translation Acquisitions and disposals Contingent Commissions Organic commissions and fees growth ($ millions) ($ millions) ($ millions) % % % % % Three months ended June 30, 2012 Global $282 $269 5 (2) — — 7 North America (a) 314 326 (4) —(1) — (3) International 241 257 (6) (8) — — 2 Commissions and Fees $837 $852 1 (4) — — 2 Six months ended June 30, 2012 Global $652 $626 4 (2) — — 6 North America (a) 660 682 (3) — — —(3) International 530 543 (2) (5) — — 3 Commissions and Fees $1,842 $1,851 — (2) — — 2

28 Included in North America reported commissions and fees were legacy HRH contingent commissions of $5 million in 2011 compared with $11 million in 2010 and $27 million in 2009. Important disclosures regarding Non-GAAP measures (continued) Commissions and Fees Analysis

Organic

Foreign Acquisitions commissions

currency and Contingent and fees

2011 2010 Change translation disposals Commissions growth

($ millions)%%%%%

2011 Full year

Global $1,073 $987 9 2—- 7

North America (a) 1,314 1,369(4)——(4)

International 1,027 937 10 5—- 5

Commissions and Fees $3,414 $3,293 4 2—- 2

Organic

Foreign Acquisitions commissions

currency and Contingent and fees

2010 2009 Change translation disposals Commissions growth

($ millions)%%%%%

2010 Full year

Global $987 $921 7—— 7

North America (a) 1,369 1,381(1)—-(1) -

International 937 898 4(2) 1—5

Commissions and Fees $3,293 $3,200 3(1)—- 4

(a) Included in North America reported commissions and fees were legacy HRH contingent commissions of $5 million in 2011 compared with $11 million in 2010 and $27 million in 2009.

WILLIS GROUP HOLDINGS Fact Book Second Quarter 2012